UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2018

SESEN BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street, Suite 1800 Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 444-8550
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                 ☑

Item 1.01 – Entry into a Material Definitive Agreement.
On October 4, 2018, Sesen Bio, Inc. (the “Company”) entered into a Master Bioprocessing Services Agreement (the “Agreement”) with FUJIFILM Diosynth Biotechnologies U.S.A., Inc. (“Fujifilm”). The Agreement provides the terms and conditions under which Fujifilm will provide certain manufacturing and supply services related to the Company’s most advanced product candidate, VB4-845, also known as Vicinium™, for the treatment of high-grade non-muscle invasive bladder cancer. The Agreement is designed to facilitate a transfer of manufacturing technology from the Company to Fujifilm.
The Company will be required to pay certain fees to Fujifilm based upon a payment schedule to be agreed upon by the parties for each stage of the technology transfer process. The Company will also pay costs and, under applicable circumstances, certain other fees to Fujifilm for raw materials and consumables used by Fujifilm in connection with certain of Fujifilm’s manufacturing activities under the Agreement.
Unless earlier terminated by the parties pursuant to the terms of the Agreement, the Agreement will continue in effect until the later of ten (10) years from October 4, 2018 or the date on which all services under the Agreement have been completed. The Agreement may be terminated earlier by a party if the other party is in default of its material obligations under the Agreement and has not cured them after a notice and cure period.
The Agreement includes standard and customary provisions regarding, among other things, compliance with laws and regulations, confidentiality, intellectual property, representations and warranties, liability, indemnification, insurance, remedies, dispute resolution and assignability.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which the Company intends to file as an exhibit to its Annual Report on Form 10-K for the fiscal year ended December 31, 2018. The Company intends to seek confidential treatment for certain portions of the Agreement pursuant to a Confidential Treatment Request to be submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 9, 2018

Sesen Bio, Inc.

By:	/s/ Richard F. Fitzgerald
Richard F. Fitzgerald
Chief Financial Officer, Secretary and Treasurer